Exhibit 99.2

POLARIS INDUSTRIES INC. Second Quarter 2014 Earnings Results July 22, 2014

Safe Harbor Except for historical information contained herein, the matters set forth in this document, including but not limited to management’s expectations regarding 2014 sales, shipments, margins, net income and cash flow, the trend toward producing more of the Company’s own engines for its vehicles, the opportunities for expansion and diversification of the Company’s business, the impact of the repurchase of shares on the Company’s full year 2014 earnings per share and the Company’s guidance on earnings per share from continuing operations are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Potential risks and uncertainties include such factors as product offerings, promotional activities and pricing strategies by competitors; manufacturing operation initiatives; acquisition integration costs; warranty expenses; foreign currency exchange rate fluctuations; environmental and product safety regulatory activity; effects of weather; commodity costs; uninsured product liability claims; uncertainty in the retail and wholesale credit markets; performance of affiliate partners; changes in tax policy and overall economic conditions, including inflation, consumer confidence and spending and relationships with dealers and suppliers. Investors are also directed to consider other risks and uncertainties discussed in our 2013 annual report and Form 10-K filed by the Company with the Securities and Exchange Commission. The Company does not undertake any duty to any person to provide updates to its forward-looking statements. The data source for retail sales figures included in this presentation is registration information provided by Polaris dealers in North America and compiled by the Company or Company estimates. The Company must rely on information that its dealers supply concerning retail sales, and other retail sales data sources and this information is subject to revision. Q2-2014 2

Scott W. Wine Chairman & CEO POLARIS INDUSTRIES INC. Second Quarter 2014 Earnings Results July 22, 2014

Q2 2014 Sales and Net Income Q2 Sales Q2 Net Income (in millions) +20% (in millions) +21% $844.8 $1,014.0 Q2 2013 Q2 2014 $80.0 $96.9 Q2 2013 Q2 2014 Record 2nd quarter sales and net income ORV sales increased 13%; Motorcycles up 107%; PG&A up 20%; International up 26% N.A. retail sales increased 15%; both ORV and motorcycles up strong Earnings per share increased 26% to a record $1.42 Gross profit margin improved 20 bps in spite of currency pressure Operating income increased 24% to $155.4 million Net income margins were up 10 bps to 9.6% A Strong Quarter Leading into Mid-year New Product Launch Q2-2014 4

Full Year 2014 Guidance Total Company Sales (in millions) Diluted EPS* $3,777 Up 16% to 18% $4,375 to $4,475 2013 Actual FY 2014 Guidance $5.40 Up 20% to 22% $6.48 to $6.58 2013 Actual FY 2014 Guidance Record sales and earnings projected for 2014 North American retail sales growth and market share gains remain strong International sales projected to increase low-teens % Net income* projected up 16% to 18% Net income margin* projected to hold above long-term goal of 10% Increased Full Year 2014 Sales & EPS Guidance Q2-2014 * from continuing operations 5

60 Years of Powersports 1954 2014 MARKET SHARE (Worldwide - except where noted) #1 ATVs #1 Utility Side-by-Sides #1 Recreational Side-by-Sides #2 N.A. Heavyweight Motorcycles #2 Snowmobiles #1 Quadricycles (Europe) #1 ULTV for Military Leading Powersports Company from Humble Beginnings Q2-2014 6

POLARIS

Polaris Strategic Objectives

Vision & Strategy

VISION

Fuel the passion of riders, workers and outdoor enthusiasts around the world by delivering innovative, high quality vehicles, products, services and experiences that enrich their lives.

STRATEGY

Polaris will be a highly profitable, customer centric, $8B global enterprise by 2020. We will make the best off-road and on-road vehicles and products for recreation, transportation and work supporting consumer, commercial and military applications. Our winning advantage is our innovative culture, operational speed and flexibility, and passion to make quality products that deliver value to our customers.

Guiding Principles

Best People, Best Team

Safety & Ethics Always

Customer Loyalty

Strategic Objectives

Best in Powersports PLUS
5-8% annual organic growth

Growth through Adjacencies
>$2B from acquisitions & new markets

Global Market Leadership
>33% of Polaris revenue

LEAN Enterprise is Competitive Advantage
Significant Quality, Delivery & Cost Improvement

Strong Financial Performance
Sustainable, profitable growth
Net Income Margin >10%

Performance Priorities

Growth

Margin Expansion

Product & Quality Leadership

LEAN Enterprise

GROW SALES >$8 Billion by 2020 | 12% CAGR **INCREASE NET INCOME** >10% of Sales by 2020 | 13% CAGR

Q2-2014 7

Bennett Morgan President & COO POLARIS INDUSTRIES INC. Second Quarter 2014 Earnings Results July 22, 2014

POLARIS

N.A. Retail Sales & Dealer Inventory – Q2 2014

Best in Powersports Plus

N.A. Powersports Retail Sales


+15%
+5%
Polaris Q2-2014
Industry Q2-2014

N.A. Dealer Inventory


+13%
Q2-2013
Q2-2014
3% Existing Models
7% New models/ categories
3% New Dealers
13% Total Increase

Polaris N.A. retail ⬆ 15% for Q2 2014 vs. Q2 2013

- Gained share in ORV and motorcycles

Polaris Q2 2014 N.A. dealer inventory ⬆ 13% vs. Q2 2013

- ORV ⬆ low-teens % driven primarily by side-by-sides due to new models and market categories
- Motorcycles ⬆ 20%; increased Indian distribution and shipments
- Snowmobiles and Small Vehicles ⬆ low-single digits

Dealer Inventory in Strong Position Heading into Model Year 2015 Launch

Q2-2014 9

Off-Road Vehicles Best in Powersports PLUS ORV Sales ($ millions) $619.2 +13% $701.5 Q2 2013 Q2 2014  FY ‘14 Guidance 11% to 13% INCREASED (previous: +9% to +11%) New 2015 RANGER XP 900 with 13% more horsepower N.A. Q2 Polaris ORV retail sales low-double digits %; Industry high-single digits % Polaris side-by-sides low-teens %; ATVs mid-single digits % (excluding ACE) New Sportsman ACE selling well; all-new category Excellent MY’15 product introductions coming Pre-announced two MY’15 products: RANGER XP 900 with 13% more power and RZR 1000 with 110 hp Remain Clear Market Share Leader in ORV Q2-2014 10

Best in Powersports
PLUS

Motorcycles

Motorcycle Sales

($ millions)


+107%
$49.9
$103.1
Q2 2013
Q2 2014

FY '14 Guidance

⬆ 65% to 75%

⬅➡

– UNCHANGED –



New 2015 Two-Tone Indian Chief Motorcycles

Polaris N.A. motorcycle retail sales ⬆ about 50% in Q2

- Indian ⬆ significantly: retail, share, and dealer expansion continues
- Victory retail sales ⬇ mid-single digits %
- Heavyweight Industry about flat for Q2

Indian Motorcycle distribution expanding

- Over 150 N.A. dealers signed; 95+ currently retailing

Pre-announced 3 new MY'15 Chiefs with two-tone paint schemes

- Additional compelling MY'15 product news coming

International sales, shipments and distribution strong

Celebrating One Year of Successful "Choice" for Consumers

Q2-2014
11

Slingshot Growth Through Adjacencies Exhilarating on-road driving experience – consumer anticipation building Two initial models – base and premium trim levels Official public reveal on July 27th during 60th anniversary sales meeting The Worst Kept Secret in Powersports Q2-2014 12

POLARIS

Snowmobiles

RMK INDY SWITCHBACK RUSH

Best in Powersports PLUS

Snowmobile Sales

($ millions)


$8.5
$6.1
Q2 2013
Q2 2014

FY '14 Guidance

mid-single digits %

– UNCHANGED –


The All New
AXYS
Platform

MY'15 600 Switchback PRO-S

- **Historically slow quarter for snowmobile shipments**
- **Final MY'15 orders slightly ahead of expectations**
  - Snowcheck orders strong
- **Dealer inventories healthy**

60TH '54 '14 ANNIVERSARY POLARIS

Healthy Product Portfolio for Upcoming Season

Q2-2014

13

PG&A Best in Powersports PLUS PG&A Sales ($ millions) $133.5 +20% $159.7 Q2 2013 Q2 2014 FY ‘14 Guidance About 20% ˗UNCHANGED˗ Record Q2 sales; 20% ORV sales 17%, Motorcycles 35%, Small Vehicles 21% All categories increased sales in Q2 Accessories 26%, Apparel 57%, Parts 9% Kolpin acquisition integration – strong start Significant MY’15 product launch next week Introducing ~350 MY’15 accessories Q2 2014 Sales by Category 52% 44% 4% Accessories Parts Apparel Q2 2014 Sales by Product Line 74% 11% 5% 5% 5% ORV Motorcycles Small Vehicles Other Snow Excellent Results Continue in Q2 Q2-2014 14

Defense / Commercial Growth Through Adjacencies 2014 Sales Expectations Defense FY 2013 Actual FY 2014 Expectations Commercial FY 2013 Actual FY 2014 Expectations Product Line of Light Utility Tactical Vehicles (“ULTV”) Q2 Defense revenue about 50%; more stable environment U.S. DoD FY’14 &’15 Budget signed International Sales in Q2 DAGOR completes family of Ultra-Light Combat Vehicles First DAGOR orders received: interest level high, SOP in September 2014 Revenue down mid-teens % in Q2 due to comparables National Accounts sales continue to grow, 50%+ in Q2 Defense Re-establishing Momentum in 2014 Q2-2014 15

POLARIS
Growth Through Adjacencies

Small Vehicles

Small Vehicle Sales

($ millions)


+29%
$43.5
$33.7
Q2 2013
Q2 2014

FY '14 Guidance

↑ 25% to 30%

– UNCHANGED –

Aixam Mega sales up over 40% in Q2

Aixam market share ↑ notably, #1 share

- New MY'14 vehicles well-received

GEM & Goupil sales ↑ 6%, combined

New products coming in 2nd Half

Small Vehicle Brands

People Movers — GEM



GEM e6®

Quadricycles — AIXAM



Aixam Coupe

Light Utility Haulers — MEGA



Mega e-Worker Tipper

GOUPIL INDUSTRIE



Goupil G3 Canvas Van

Small Vehicles Performance Exceeding Expectations

Q2-2014
16

International Global Market Leadership International Sales ($ millions) $135.5 +26% $170.5 Q2 2013 Q2 2014 FY ‘14 Guidance low-teens % INCREASED (previous: up low-double digits %) New Plant in Opole, Poland – SOP Q4 2014 International sales 26% in Q2 ORV 19%; Motorcycles 98%; Small Vehicles 32%; PG&A 10% EMEA 22%; Latin America 36%; Asia Pacific 40% EMEA sales increase driven by market share gains in ORV, motorcycles & Aixam European ORV and motorcycle industries growing Asia Pacific strong performance in Australia and China Latin America – Mexico & Brazil sales up in Q2 International Outperforming Expectations Q2-2014 17

Operational Excellence LEAN Enterprise is Competitive Advantage Gross Margins 29.9% +20 bps 30.1% Q2 2013 Q2 2014 FY ‘14 Guidance 30-50 bps IMPROVED (previous: down 50-70 bps) LEAN initiatives driving productivity gains; +5% in Q2 RFM yielding results in motorcycles Implementing for ATVs in late 2014 Factory inventory 31% vs. 2013: product mix, acquisitions and new products Polaris quality improving #1 in NPS for Victory, SxS, ATVs Warranty expense down in Q2 Significant plant investments coming on-line in 2H’14 ORV near full production capacity in 2H’14 LEAN Initiatives “Tip to Tail” Value Stream Projects – great initial results YTD: 28 teams, over 8 Kaizen weeks Cumulative benefits in focus areas Assembly Cycle Time Changeover Cycle Time Inventory, tube fab & weld Lead-times BEFORE AFTER Eliminate Bulk Packaging + Relocate Tools & Materials into “Strike Zone” + Standard Work = Improved Efficiency LEAN = Customer Satisfaction / Improved Profitability Q2-2014 18

Mike Malone V.P Finance & CFO POLARIS INDUSTRIES INC. Second Quarter 2014 Earnings Results July 22, 2014

2014 Full Year Guidance METRIC GUIDANCE Product Line Sales Off-Road Vehicles Up 11% to 13% Snowmobiles Up mid-single digits % Motorcycles Up 65% to 75% Small Vehicles Up 25% to 30% PG&A Up about 20% International Up low-teens % Total Company Sales Up 16% to 18% Gross Margins Down 30 to 50 bps Operating Expenses Down 60 to 80 bps Income from Financial Services Up about 20% Income Taxes 34.25% to 34.5% of pretax income Net Income from continuing operations Up 16% to 18% EPS, Diluted from continuing operations $6.48 - $6.58 (+20% to 22%) Share Count Down 2% to 3% Change in Guidance Increased/favorable Decreased/unfavorable Unchanged Narrowed Raised Sales and Earnings Expectations Q2-2014 20

2014 Gross Margin Guidance METRIC Actual Q2 2013 Actual Q2 2014 Guidance FY 2014 Prior Period 28.7% 29.9% 29.7% Production volume adjustments Product cost reduction efforts Commodity costs Currency rates Higher selling prices Product mix New Plant Start-up Costs Warranty costs Tooling amortization Sales promotional costs Contract Dispute Charge in 2013 n/a Current period 29.9% 30.1% 29.2% to 29.4% Change +120 bps +20 bps -30 to -50 bps Improvement to gross profit margin % Impairment to gross profit margin % Neutral to gross profit margin % Q2-2014 21

Balance Sheet and Liquidity Profile $ In millions (except per share and rate data) YTD 2014 Fav / (UnFav) YTD 2013 2014 Full Year Guidance vs. 2013 Cash $119.0 ($98.6) Increase Debt / Capital Lease Obligations $367.6 ($260.0) Decrease Credit Facility $350.0 Flat Unchanged Factory Inventory $559.9 ($131.2) Increase similar to sales % Capital Expenditures $101.6 ($7.9) Lower, but > $200M Depreciation & Amortization $56.8 $17.5 Increase about 40% from 2013 Operating cash flow from continuing operations $130.9 $27.4 Increase at slightly higher % than net income Dividend (per share) $0.96 $0.12 Increase 14% over 2013 Polaris Acceptance Receivables $879.6 ($166.8) Increase upper single-digits % Retail Credit – Approval Rate – Penetration Rate 54% 32% (2%) (2%) Approval Rates stable; aggressive financing from other banks Healthy Balance Sheet & Liquidity Profile Remains Unchanged Q2-2014 22

Scott W. Wine Chairman & CEO POLARIS INDUSTRIES INC. Second Quarter 2014 Earnings Results July 22, 2014

Closing Comments 1st half results solid – leading into new product launch MY ‘15 product introductions – another year of “big” news ORV expanding #1 market share position Both ATVs and side-by-sides growing share Military winning orders with DAGOR vehicle Indian Motorcycles’ first full year a success More news coming! PG&A aggressively growing and adding value to customers Small Vehicles, Military and Commercial building capability & offerings Best team in the industry Innovation & Execution Expected to Drive Another Record Year Q2-2014 24

Thank you Questions?